UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14C

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary Information Statement

[ ] Confidential, for Use of the Commission only (as permitted by Rule 14c-5(d)(2))

[x] Definitive Information Statement

Cloud Medical Doctor Software Corporation

(Name of Registrant As Specified In Its Charter)

(Formerly National Scientific Corporation)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

Common Stock, Par Value $0.01

Series A Convertible Preferred Stock, Par Value $0.01

2) Aggregate number of securities to which transaction applies:

280,341,722 shares outstanding of Common Stock

4,000,000 shares outstanding of Series A Convertible Preferred Stock

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

N/A

4) Proposed maximum aggregate value of transaction:

N/A

5) Total fee paid:

N/A

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

Cloud Medical Doctor Software Corporation

1291 Galleria Drive, Suite 200

Henderson, NV 89014

NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT

TO ALL SHAREHOLDERS OF CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION:

To the Shareholders of Cloud Medical Doctor Software Corporation:

We are sending this notice of stockholder action by written consent of a majority of the shareholders of Cloud Medical Doctor Software Corporation (the “Company,” the “Corporation” or “NSCT”) to provide you with notice that a majority of our shareholders have voted to approve the following actions:

1.	Change of the corporate name from Cloud Medical Doctor Software Corporation to Cipherloc Corporation, Inc.

2.	Approval of a 1 for 100 reverse stock split to more appropriately capitalize the Company and to further the Company’s business plan.

NSCT Common Stock currently is quoted on the Over-The-Counter Bulletin Board under the symbol “NSCT”. The most recent reported closing price of NSCT Common Stock on September 8, 2014 was $0.034 per share.

The holders of all 4,000,000 shares of Series A Preferred Stock, with super voting rights of 150 votes per share of Series A Preferred, have executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about October 2, 2014.

WE ARE NOT ASKING FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. Because the written consent of the holders of a majority of our Common and Preferred Stock satisfies any applicable stockholder voting requirement of the Texas Code and our Certificate of Incorporation and by-laws, we are not asking for a proxy and you are not requested to send one.

On behalf of the Board of Directors,

/s/ Michael De La Garza
Director

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This Proxy Statement is dated September 8, 2014, and is being first mailed to NSCT shareholders on or about September 12 2014.

HOW TO OBTAIN ADDITIONAL INFORMATION

This Information Statement incorporates important business and financial information about the Company that is not included in or delivered with this Information Statement. Upon written or oral request, this information can be provided. For an oral request, please contact the company at (702) 818-9011. For a written request, mail request to 1291 Galleria Drive, Suite 200 Henderson, NV 89014. To obtain timely delivery, security holders must request the information no later than five business days before October 2, 2014.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)

OF THE SECURITIES EXCHANGE ACT OF 1934

AND RULE 14C PROMULGATED THERETO

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

Contents

Section

Introduction

Item 1. Information Required by Items of Schedule 14A	9

A. No Time, Place or Date for Meeting of Shareholders	9
B. Revocability of proxy	9
C. Dissenters' Rights	9
D. Persons Making the Solicitation	9
E. Interest of Certain Person in Matters to be Acted Upon	9
F. Voting Securities and Principal Holders Thereof	9
G. Directors and Executive Officers	11
H. Compensation of Directors and Executive Officers	14
I. Independent Public Accountants	15
J. Compensation Plans	15
K. Authorization or Issuance of Securities Otherwise than for Exchange	15
L. Modification of Exchange of Securities	15
M. Financial and Other Information	15
N. Mergers, Consolidations, Acquisitions and Similar Matters	15
O. Acquisition or Disposition of Property	15
P. Restatement of Accounts	15
Q. Action with Respect to Reports	16
R. Matters not Required to be Submitted	16
S. Amendment of Charter, Bylaws or Other Documents	16
T. Other Proposed Action.	16
U. Voting Procedures	16
V. Information Required in Investment Company Proxy Statement.	16
W. Delivery of documents to security holders sharing an address.	16

Item 2. Statements that Proxies are not Solicited	16

Item 3. Interest of Certain Persons or Opposition to Matters to Be Acted Upon	16

Item 4. Proposals by Security Holders	16

Item 5. Delivery of documents to security holders sharing an address.	17

Signatures	18

CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

1291 Galleria Drive, Suite 200

Henderson, NV 89014

INFORMATION STATEMENT

September 8, 2014

WE ARE NOT ASKING YOU FOR A PROXY AND

YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement is being mailed on or about September 12, 2014 to the record shareholders of Cloud Medical Doctor Software Corporation at the close of business on September 5, 2014. This Information Statement is being sent to you for information purposes only. No action is requested or required on your part.

As of the close of business on the September 5, 2014 we had 280,341,722 shares of Common Stock and 4,000,000 shares of Series A Convertible Preferred Stock outstanding. Each outstanding share of Common Stock is entitled to one vote per share and each share of Series A Convertible Preferred Stock is entitled to 150 votes per share.

This Information Statement constitutes notice to our shareholders of corporate action by shareholders without a meeting as required by the Section 21.353 of the Texas Business Organization Code.

INTRODUCTION

This information statement is being furnished to all holders of the Common Stock of NSCT.

The Board of Directors has recommended and the majority shareholder of NSCT has adopted resolutions to effect the actions listed below in Item 1 of this Information Statement. This Information Statement is being filed with the Securities and Exchange Commission and is provided to NSCT’ shareholders pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended.

We are a corporation organized under the laws of Texas. We are a 1934 Act company with stock registered pursuant to Section 12(g), quoted on the Over the Counter Markets (OTCQB), under the symbol "NSCT". Information about us can be found in our June 30, 2014 Quarterly Report filed on Form 10-Q. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.otcbb.com, as well as by such other means from the offices of the SEC.

REVERSE SPLIT

At the effective time of the Reverse Split, all of the outstanding shares of our outstanding Common Stock will be automatically converted into a smaller number of shares, at the reverse split ratio of 1:100. There will be no corresponding change in the authorized shares of common stock.

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THE REASONS FOR THE REVERSE SPLIT

The Reverse Split is intended to reduce the number of outstanding shares in an effort to increase the market value of the remaining outstanding shares. In approving the Reverse Split, the Directors considered that the Company's Common Stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The Directors also believe that most investment funds are reluctant to invest in lower priced stocks.

However, the effect of the Reverse Split upon the market price for the Company's Common Stock cannot be predicted with certainty, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's Common Stock after the Reverse Split will rise in proportion to the reduction in the number of shares of Common Stock outstanding resulting from the Reverse Split. The market price of the Company's Common Stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

POTENTIAL RISKS OF THE REVERSE SPLIT

There can be no assurance that the bid price of the Company's Common Stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the Reverse Split, that the Reverse Split will result in a per share price that will increase its ability to attract employees and other service providers or that the market price of the post-split Common Stock can be maintained. The market price of the Company's Common Stock will also be based on its financial performance, market condition, the market perception of its future prospects and the Company's industry as a whole, as well as other factors, many of which are unrelated to the number of shares outstanding. If the market price of the Company's Common Stock declines after the Reverse Split, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a Reverse Split.

POTENTIAL EFFECTS OF THE REVERSE SPLIT

General. For each holder of Common Stock, the number of shares held will be reduced by the Reverse Split as follows: the number of shares held before the Reverse Split will be divided by 100, and if the result has a fractional component, the result will be that the fractional shares will be rounded up to the next whole number. By way of example, a shareholder with 100,001 shares of Common Stock before the Reverse Split will hold 101 shares of Common Stock upon completion of the Reverse Split.

The issuance of an additional share for fractional shares will affect a small change in the relative percent ownership of the respective common shareholders. This change is not expected to be material.

Accounting Matters. The par value of the Company’s Common Stock would remain unchanged at $0.01 per share after the Reverse Split. Also the capital account of the Company would remain unchanged, and the Company does not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

Effect on Authorized and Outstanding Shares. Based on the stockholdings at September 5, 2014, there are 280,341,722 shares of Common Stock issued and outstanding. As a result of the Reverse Split, the number of shares of capital stock issued and outstanding (as well as the number of shares of Common Stock underlying any options, warrants, convertible debt will be reduced to the number of shares of capital stock issued and outstanding immediately prior to the effectiveness of the Reverse Split, divided by one hundred (100), plus any shares that are issued for fractional shares.

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As stated above there will be no change in the number of authorized shares of Preferred Stock. There will be 4,000,000 such shares authorized before and after the Reverse Split. There will be no change to the number of authorized shares of Common Stock as a result of the Reverse Split.

With the exception of the number of shares issued and outstanding, the rights and preferences of the shares of capital stock prior and subsequent to the Reverse Split will remain the same. It is not anticipated that the Company's financial condition, the percentage ownership of management, the number of shareholders, or any aspect of the Company's business would materially change, solely as a result of the Reverse Split. The Reverse Split will be effectuated simultaneously for all of the Company's Common Stock and the exchange ratio will be the same for all shares of the Company's Common Stock. The Reverse Split will affect all of our shareholders uniformly and will not affect any shareholder's percentage ownership interests in the Company or proportionate voting power, except to the extent caused by the issuance of share for fractional shares. The Reverse Split will not alter the respective voting rights and other rights of shareholders.

The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Reverse Split is not intended as, and will not have the effect of, a "going private transaction" covered by Rule 13e-3 of the Exchange Act.

Increase of Shares of All Classes of Capital Stock Available for Future Issuance. As a result of the Reverse Split, there will be a reduction in the number of shares of Common Stock issued and outstanding and no change to the number of authorized shares of the Company’s Common Stock under the Company’s Articles of Incorporation, as amended. Because the number of issued and outstanding shares of Common Stock will decrease, the number of shares of Common Stock remaining available for issuance in the future will increase.

EFFECTIVENESS OF THE REVERSE SPLIT

The Reverse Split will become effective after the filing with the Department of State of the State of Texas of the Articles of Amendment to our articles of incorporation. It is expected that such filing will take place on or about the date that is 20 calendar days after the mailing of this Information Statement to stockholders.

Exchange of Certificates After Split. It will not be necessary for stockholders to exchange their old certificates. However, after the effective date of the Reverse Split, those stockholders who wish to obtain new certificates should contact the transfer agent Pacific Stock Transfer Company 4045 South Spencer Street, Suite 403, Las Vegas NV 89119. Telephone 702 361 3033

Tax Impact of the Reverse Split. The following discussion summarizing material federal income tax consequences of the Reverse Split is based on the Internal Revenue Code of 1986, as amended (the "Code"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to shareholders. This discussion does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies). Stockholders should consult their own tax advisors to determine the particular consequences to them.

The receipt of the Common Stock following the effective date of the Reverse Split, solely in exchange for the Common Stock held prior to the Reverse Split, will not generally result in recognition of a gain or loss to the shareholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional ownership, should be treated in the same manner. The adjusted tax basis of a shareholder in the Common Stock received after the Reverse Split will be the same as the adjusted tax basis of the Common Stock held prior to the Reverse Split exchanged therefore, and the holding period of the Common Stock received after the Reverse Split will include the holding period of the Common Stock held prior to the Reverse Split exchanged therefore.

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No gain or loss will be recognized by the Company as a result of the Reverse Split. The Company's views regarding the tax consequences of the Reverse Split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

THIS SUMMARY IS NOT INTENDED AS TAX ADVICE TO ANY PARTICULAR PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S SHAREHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH SHAREHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH SHAREHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

SHARE CERTIFICATES.

Following the Reverse Split, the share certificates you now hold will continue to be valid. In the future, new share certificates will contain a legend reflecting the reverse split, but this in no way will affect the validity of your current share certificates.

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ITEM 1. INFORMATION REQUIRED BY ITEMS OF SCHEDULE 14A

A. NO TIME, PLACE OR DATE FOR MEETING OF SHAREHOLDERS

There WILL NOT be a meeting of the shareholders and none is required under applicable Texas statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our Common Stock. This Information Statement is first being mailed on or about September 12, 2014 to the holders of Common Stock as of the Record Date of September 8, 2014.

B. REVOCABILITY OF PROXY

We are not asking you for a proxy and you are requested not to send us a proxy. The revocability of a proxy is not applicable.

C. DISSENTERS' RIGHTS

NSCT is distributing this Information Statement to its shareholders in full satisfaction of any notice requirements it may have under the Securities and Exchange Act of 1934, as amended, and the Texas Code. No dissenters' rights under the Texas Code and the Company’s bylaws are afforded to the company's shareholders as a result of the adoption of this resolution.

D. PERSONS MAKING THE SOLICITATION

This solicitation is being made by NSCT. This Information Statement is being mailed on or about September 12, 2014 to the shareholders of record NSCT at the close of business on September 8, 2014

E. INTEREST OF CERTAIN PERSON IN MATTERS TO BE ACTED UPON.

No officer, director or director nominee of the Company has any substantial interest in the matters to be acted upon, other than his role as an officer, director or director nominee of the Company. No director of the Company has informed the Company that he intends to oppose the proposed actions to be taken by the Company as set forth in this Information Statement.

F. THE VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS THEREOF.

On August 24, 2014 our Board of Directors approved the proposal for the Reverse Split and to change the name of the company from Cloud Medical Doctor Software Corporation to Cipherloc Corporation. The name change and reverse split will be effected by means of an amendment to the articles of incorporation of the Company in accordance with applicable Texas state laws. The holders of all 4,000,000 shares of Series A Preferred Stock, with super voting rights of 150 votes per share of Series A Preferred, have executed a written consent in favor of the actions. The proposal is not effective before first, completion of this Section 14(c) compliance, and second the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

VOTING SECURITIES OF THE COMPANY:

As of the close of business on the September 5, 2014 we had 280,341,722 shares of Common Stock and 4,000,000 shares of Series A Convertible Preferred Stock outstanding. Each outstanding share of Common Stock is entitled to one vote per share and each share of Series A Convertible Preferred Stock is entitled to 150 votes per share.

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Holders of record of the Common Stock and Series A Convertible Preferred Stock at the close of business on the Record Date were entitled to participate in the written consent of our shareholders. Each share Common Stock was entitled to one vote and each share of Series A Convertible Preferred Stock was entitled to one hundred and fifty votes.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AS OF SEPTEMBER 4, 2014:

The classes of equity securities of NSCT issued and outstanding are Common Stock, $0.01 par value and Series A Convertible Preferred Stock, $0.01 par value.

The table on the following page sets forth, as of September 8, 2014, certain information with respect to the Common Stock owned by (i) each Director, nominee and executive officer of NSCT; (ii) each person who owns beneficially more than 5% of the Common Stock; and (iii) all Directors, nominees and executive officers as a group. The percentage of shares beneficially owned is based on there having been 280,341,722 shares of Common Stock outstanding as of September 4, 2014.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Common Stock(2)
Michael De La Garza(1) c/o Cloud 1291 Galleria Drive, Suite 200 Henderson, NV 89014	3,000,000 Preferred (3) 59,000,000 Common	21.04%
Pamela Thompson(2) c/o Cloud 1291 Galleria Drive, Suite 200 Henderson, NV 89014	1,000,000 Preferred (3) 17,750,000 Common	6.33%
Directors and Officers as a Group	70,375,000 Common 4,000,000 Preferred	27.37% 100%

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All directors and executive officers as a group (person)

(1)	Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities.
(2)	Pamela Thompson does not have beneficial ownership to the stock issued to her; those shares are held in an irrevocable trust for the benefit of her minor children, that she does not have control or voting control of those shares.
(3)

The Company has authorized 4,000,000 shares of preferred stock, at $0.01 par value and 4,000,000 are issued and outstanding as of September 30, 2013. The Corporation established and designates the rights and preferences of a Series A Convertible Preferred Stock, and reserves 4,000,000 shares of preferred stock against its issuance, such rights, preferences and designations. Each share of the Preferred Stock shall have 150 votes on all matters presented to be voted by the holders of our common stock. All 4,000,000 shares of preferred stock that have been issued to our directors Michael De La Garza and Pamela Thompson on April 11, 2011

G. DIRECTORS AND EXECUTIVE OFFICERS

The following sets forth information concerning the current Directors, nominees and executive officers of the Company, the principal positions with the Company held by such persons and the date such persons became a Director, nominee or executive officer. The Directors serve one year terms or until their successors are elected. The Company has not had standing audit, nominating or compensation committees or committees performing similar functions for the Board of Directors.

The following table sets forth certain information concerning our directors and executive officers:

Name	Age	Title

Michael De La Garza	55	Chairman, CEO, President, Chairman
Pamela J. Thompson	50	Chief Financial Officer, Secretary, Treasurer, Director

The chief executive officer and director and officer of the Company will hold office until additional members or officers are duly elected and qualified. The background and principal occupations of the sole officer and director of the Company is as follows:

Michael De La Garza

Cloud Medical Doctor Software Corporation - 2010-Present. President, CEO, Chairman of the Board,

Card Activation Technology Corporation. - President, CEO, Chairman of the Board a gift card technology company- 2008-2009

MedCom USA, Corporation. -President, CEO, Chairman of the Board of a medical software company - 2008-2009

PayMed USA, LLC President and co-founder of a medical software company -2003-2012

Providers Solution, Corporation. President and co-founder of a medical software company -2000-2012

Accident and Injury Medical Centers, Corporation, President and co-founder of a medical rehab company 1993-1999

Medical Synergies Corporation. COO, President, a medical billing company. 1991-1999

The Center’s for Diagnostic Medical Services, Corporation. COO and President, a medical imaging group company 1991-1999

Pamela Thompson

Cloud Medical Doctor Software Corporation; 2010-Present; Chief Financial Officer, Secretary, Treasurer, member of the Board of Directors,

Ms. Pamela J. Thompson, CPA, P.C. has been Chief Financial Officer, Treasurer, Secretary and Director of Cloud Medical Doctor Software Corporation since November 19, 2010. Ms. Thompson is the Founder of Pamela J. Thompson CPA PC and serves as its Principle Executive Officer.

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Ms. Thompson formed Pamela J. Thompson, CPA, P.C. in 1990 and has over 20 years of experience in SEC compliance, tax and accounting for publicly traded companies. Her Sarbanes-Oxley Section compliance implementation experience is focused on assisting publicly traded companies with performing risk assessment on critical business process and documenting business process controls. She served as Chief Financial Officer, Secretary and Treasurer of several public companies. Ms. Thompson started her career in 1986 with the international accounting firm of Arthur Andersen and was subsequently with Pannell Kerr Forester, and one of the larger regional firms Eide, Bailey and Company. Ms. Thompson is featured in Arizona Republic, New Jersey Star, Arizona Women's Success Magazine, National Basketball Players Association Magazine, and Behind the Bench: National Basketball Wives Association Magazine and Wall Street Journal. She is a Certified Fraud Examiner Candidate. Ms. Thompson is also a Member of the Arizona Women's Society of Certified Public Accountants and Behind the Bench: National Basketball Wives Association. She is a Member of the American Institute of Certified Public Accountants. She is also a Member of the Association of Certified Fraud Examiners and Arizona Association of Certified Fraud Examiners. Ms. Thompson holds a Bachelor of Science from Minnesota State University - Moorhead in Accountancy in 1986 and holds her license as a Certified Public Accountant in the State of Arizona in 1993.

Audit Committee

We do not have an audit committee.

Audit Committee Financial Expert

We do not have an “audit committee financial expert” as defined by Item 401(h) in Regulation S-K as promulgated by the Securities and Exchange Commission.

Compensation Committee

We do not have a compensation committee.

Nominating Committee

We do not have a nominating committee.

Code of Ethics

We have adopted a code of ethics that applies to all of our executive officers, directors and employees. Code of ethics codifies the business and ethical principles that govern all aspects of our business. This document will be made available in print, free of charge, to any shareholder requesting a copy in writing from the Company. A form of the code of conduct and ethics was filed as Exhibit 14.1 to the Quarterly Report on Form 10-Q on January 30, 2013.

Board Leadership Structure and Role in Risk Oversight

Our board of directors has overall responsibility for risk oversight. The board’s role in the risk oversight of the Company includes, among other things:

☐	appointing, retaining and overseeing the work of the independent auditors, including resolving disagreements between the management and the independent auditors relating to financial reporting;

☐	approving all auditing and non-auditing services permitted to be performed by the independent auditors;

☐	reviewing annually the independence and quality control procedures of the independent auditors;

☐	reviewing and approving all proposed related party transactions;

☐	discussing the annual audited financial statements with the management;

☐	meeting separately with the independent auditors to discuss critical accounting policies, management letters, recommendations on internal controls, the auditor’s engagement letter and independence letter and other material written communications between the independent auditors and the management.

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Director Qualifications

Directors are responsible for overseeing the Company’s business consistent with their fiduciary duty to stockholders. This significant responsibility requires highly skilled individuals with various qualities, attributes and professional experience. The board believes that there are general requirements for service on the Company’s board of directors that are applicable to all directors and that there are other skills and experience that should be represented on the board as a whole but not necessarily by each director. The board considers the qualifications of director and director candidates individually and in the broader context of the board’s overall composition and the Company’s current and future needs.

Qualifications for All Directors

In its assessment of each potential candidate, including those recommended by stockholders, the board considers the nominee’s judgment, integrity, experience, independence, understanding of the Company’s business or other related industries and such other factors the board determines are pertinent in light of the current needs of the board. The board also takes into account the ability of a director to devote the time and effort necessary to fulfill his or her responsibilities to the Company.

The board requires that each director be a recognized person of high integrity with a proven record of success in his or her field. Each director must demonstrate innovative thinking, familiarity with and respect for corporate governance requirements and practices, an appreciation of multiple cultures and a commitment to sustainability and to dealing responsibly with social issues. In addition to the qualifications required of all directors, the board conducts interviews of potential director candidates to assess intangible qualities including the individual’s ability to ask difficult questions and, simultaneously, to work collegially. The board does not have a specific diversity policy, but considers diversity of race, ethnicity, gender, age, cultural background and professional experiences in evaluating candidates for board membership. Diversity is important because a variety of points of view contribute to a more effective decision-making process.

Section 16(a) Beneficial Ownership Reporting Compliance

Under Section 16(a) of the Exchange Act, all executive officers, directors, and each person who is the beneficial owner of more than 10% of the Common Stock of a company that files reports pursuant to Section 12 of the Exchange Act, are required to report the ownership of such Common Stock, options, and stock appreciation rights (other than certain cash-only rights) and any changes in that ownership with the Commission. Specific due dates for these reports have been established, and the Company is required to report, in this Schedule 14C, any failure to comply therewith during the fiscal year ended December 31st. The Company believes that all of these filing requirements were satisfied by its executive officers, directors and by the beneficial owners of more than 10% of the Company’s Common Stock. In making this statement, the Company has relied solely on copies of any reporting forms received by it, and upon any written representations received from reporting persons that no Form 5 (Annual Statement of Changes in Beneficial Ownership) was required to be filed under applicable rules of the Commission.

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H. COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

The following tables set forth certain summary information concerning the compensation paid or accrued for each of the Company's last three completed fiscal years to the Company's or its principal subsidiaries' chief executive officer and each of its other executive officers that received compensation during such period (as determined at September 30, 2013, the end of the Company's last completed fiscal year):

SUMMARY COMPENSATION TABLE

2013 and 2012 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Michael De La Garza CEO, President & Chairman	2012	—	—	—	—	—	—	—	—
	2013	199,647	—	—	—	—	—	—	199,647

Pamela Thompson, CFO, Secretary, Treasurer & Director	2012	60,000	—	—	—	—	—	—	60,000
	2013	117,500	—	—	—	—	—	—	117,500

Compensation Discussion and Analysis

We strive to provide our named executive officers (as defined in Item 402 of Regulation S-K) with a competitive base salary that is in line with their roles and responsibilities when compared to peer companies of comparable size in similar locations.

We plan to implement a more comprehensive compensation program, which takes into account other elements of compensation, including, without limitation, short and long term compensation, cash and non-cash, and other equity-based compensation such as stock options. We expect that this compensation program will be comparable to the programs of our peer companies and aimed to retain and attract talented individuals.

We will also consider forming a compensation committee to oversee the compensation of our named executive officers. The majority of the members of the compensation committee would be independent directors.

Compensation of Directors

Option Grants Table

During the fiscal years ended September 30, 2013 and 2012, respectively, except as set forth above, Michael De La Garza and Pamela Thompson did not receive separate compensation for their services as directors.

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Aggregated Option Exercises and Fiscal Year-End Option Value Table

There were no stock options exercised during the fiscal year ended September 30, 2013 by the executive officers named in the Executive Compensation Table.

Long-Term Incentive Plan Awards Table

There were no awards made to a named executive officer in the last completed fiscal year under any LTIP.

I. INDEPENDENT PUBLIC ACCOUNTANTS

Our principal accountant selected is GBH CPAs, PC. We WILL NOT have a meeting of shareholders but GBH CPAs, PC will have the opportunity to make a statement if so desired.

Audit Fees

The aggregate fees billed by GBH CPAs, PC for the audit of the Company’s annual financial statements for fiscal years ended September 30, 2013 and 2012 were approximately $32,000 and $32,000, respectively.

J. COMPENSATION PLANS

As of the date of this Information Statement, we have not authorized any equity compensation plan, nor has our Board of Directors authorized the reservation or issuance of any securities under any equity compensation plan.

K. AUTHORIZATION OR ISSUANCE OF SECURITIES OTHERWISE THAN FOR EXCHANGE

There is no action to be taken with respect to the authorization or issuance of any securities.

L. MODIFICATION OR EXCHANGE OF SECURITIES

There is no action to be taken with respect to the modification or exchange of any securities.

M. FINANCIAL AND OTHER INFORMATION

The audited financial statements included in the Company’s annual report on Form 10-K for the year ended September 30, 2013 and the unaudited interim financial statements included in the Company’s Quarterly Report on Form 10-Q for the periods ended December 31, 2013 and March 30, 2014 are incorporated in the Information Statement by Reference.

N. MERGERS, CONSOLIDATIONS, ACQUISITIONS AND SIMILAR MATTERS

No action is to be taken with respect to mergers, consolidations, acquisitions or similar matters.

O. ACQUISITION OR DISPOSITION OF PROPERTY

No action is to be taken with respect to the acquisition or disposition of any property.

P. RESTATEMENT OF ACCOUNTS

No action is to be taken with respect to the restatement of any asset, capital, or surplus account of the Company.

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Q. ACTION WITH RESPECT TO REPORTS

No action is to be taken with respect to any report of the Company or of its directors, officers or committees or any minutes of a meeting of its security holders.

R. MATTERS NOT REQUIRED TO BE SUBMITTED

No action is to be taken with respect to any matter which is not required to be submitted to a vote of security holders.

S. AMENDMENT OF CHARTER

Name Change Proposal and Reverse Split

The amendment to the Company’s Articles of Incorporation will change the Company’s name from Cloud Medical Doctor Software Corporation to Cipherloc Incorporated and effectuate a 1 for 100 reverse split of the Company’s common stock. The Board of Directors believes that both of these actions are in the best interests of the Company for the reasons set forth above.

T. OTHER PROPOSED ACTION

Not applicable.

U. VOTING PROCEDURES

The holders of all 4,000,000 shares of Series A Preferred Stock, with super voting rights of 150 votes per share of Series A Preferred, have executed a written consent in favor of the actions described above that is described in greater detail in the Information Statement accompanying this notice. This consent will satisfy the stockholder approval requirement for the proposed action and allow us to take the proposed action on or about October 2, 2014.

V. INFORMATION REQUIRED IN INVESTMENT COMPANY PROXY STATEMENT

Not applicable.

W. DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS.

See Item 5 of this Information Statement on Schedule 14C.

ITEM 2. STATEMENTS THAT PROXIES ARE NOT SOLICITED.

WE ARE NOT ASKING FOR A PROXY AND SHAREHOLDERS ARE NOT REQUESTED TO SEND US A PROXY.

ITEM 3. INTEREST OF CERTAIN PERSONS.

Previously described in this Information Statement on Schedule 14C in Item 1D.

ITEM 4. PROPOSALS BY SECURITY HOLDERS.

This item is not applicable

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ITEM 5. DOCUMENTS INCORPORATED BY REFERENCE.

The following documents that we previously filed with the SEC (other than any portions of such documents that are not deemed “filed” under the Exchange Act in accordance with the Exchange Act and applicable SEC rules) are incorporated by reference in this Information Statement:

-	Cloud Medical Doctor Software Corporation Annual Report on Form 10-K for the year ended September 30, 2013

-	Cloud Medical Doctor Software Corporation Quarterly Report on Form 10-Q for the period ended December 31, 2013

-	Cloud Medical Doctor Software Corporation Quarterly Report on Form 10-Q for the period ended March 30, 2014

We do not incorporate by reference any information furnished pursuant to Items 2.02 or 7.01 of Form 8-K in any past or future filings, unless specifically stated otherwise. The information incorporated by reference should be considered part of this Information Statement except for any information superseded by information contained directly in this Information Statement. Upon written request by any stockholder, the Company shall deliver, without charge, by first class mail a copy of any and all of the information (not including exhibits) that has been incorporated by reference in this Information Statement. Such requests should be made in writing and directed to Michael De La Garza, Cloud Medical Doctor Software Corporation, 1291 Galleria Drive, Suite 200 Henderson, NV 89014

Only one information statement to security holders is being delivered to multiple security holders sharing an address unless NSCT has received contrary instructions from one or more of the security holders. Upon written or oral request, a separate copy of an information statement can be provided to security holders at a shared address. For a written request, mail request to Cloud Medical Doctor Software Corporation, 1291 Galleria Drive, Suite 200 Henderson, NV 89014.

We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission. Reports, proxy statements and other information filed by NSCT can be accessed electronically by means of the Security Exchange Commission's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.otcbb.com.

You can read and copy any materials that we file with the Securities Exchange Commission at the Securities Exchange Commission's Public Reference Room at 100 F Street, N.E., Washington D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

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CLOUD MEDICAL DOCTOR SOFTWARE CORPORATION

Dated: September 8, 2014	By:	/s/ Michael De La Garza
Michael De La Garza
President

By the order of the Board of Directors

	By:	/s/ Pamela Thompson
Pamela Thompson
Director

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